UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2023

X4 PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38295	27-3181608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

61 North Beacon Street,	4th Floor
Boston,	Massachusetts	02134
(Address of principal executive offices)		(Zip Code)

(857) 529-8300
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
_______________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XFOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 16, 2023, the Board of Directors (the “Board”) of X4 Pharmaceuticals, Inc. (the “Company”) appointed Keith Woods as a member of the Company’s Board, effective immediately. Mr. Woods will serve as a Class II director until the Company’s 2025 Annual Meeting of Stockholders and until such time as his successor is duly elected and qualified, or until his earlier death, resignation or removal.

Mr. Woods will not join any of the committees of the Board at this time, but may be added to one or more committees in the future.

Mr. Woods will be compensated in accordance with the Company’s standard compensation arrangements for non-employee directors, which are described in greater detail in the Company’s definitive proxy statement on Schedule 14A relating to its 2023 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission, or the Commission, on April 25, 2023.

Pursuant to the Company’s non-employee director compensation policy, Mr. Woods was granted an initial equity award of 90,000 restricted stock units on the date of his appointment, October 16, 2023. The initial award has a term of ten years from the date of the award and shall vest in three equal installments on each of the first three anniversaries of the date of grant, subject to his continued service as a director through each such date. The vesting shall accelerate as to 100% of the restricted stock units upon a change in control of the Company.

In connection with his appointment, the Company has entered into its standard form of indemnification agreement with Mr. Woods, the form of which was filed as Exhibit 10.36 to the Company’s Amendment No. 1 to its Registration Statement on Form S-1 filed with the Commission on November 6, 2017.

Mr. Woods was not selected as a director pursuant to any arrangements or understandings with the Company or with any other person. Mr. Woods does not have any family relationships with any of the Company’s directors or executive officers, and he does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01    Regulation FD Disclosure.
On October 18, 2023, the Company issued a press release announcing the appointment of Mr. Woods to the Board as set forth in Item 5.02. A copy of the press release is furnished as Exhibit 99.1.

The information furnished under this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 18, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

X4 PHARMACEUTICALS, INC.

Date: October 18, 2023	By:	/s/ Adam Mostafa
Adam Mostafa
Chief Financial Officer